                                                                   Exhibit 10.13
[Great Lakes Higher Education Guaranty Corporation Letterhead]

May 19, 1999


Student Loan Funding 1998-A/B Trust
One West Fourth Street, Suite 210
Cincinnati, Ohio  45202

Student Loan Funding, LLC
One West Fourth Street, Suite 210
Cincinnati, Ohio  45202


         Re:      Student Loan Funding 1998-A/B Trust
                  Student Loan Funding LLC
                  Student Loan Senior Asset Backed Notes, Series 1998A1-3 Student Loan Senior Asset Backed Notes, Series 1998A1-4 Student Loan Senior Asset Backed Notes, Series 1998A1-5 Student Loan Senior Asset-Backed Notes, Series 1998A1-6 Student Loan Subordinated Asset Backed Notes, Series 1998B


         The information regarding Great Lakes Higher Education Guaranty Corporation to be included in the Prospectus for the above-captioned Notes, as of the date of the Prospectus, does not contain any untrue statement of a material fact.



                                                 GREAT LAKES HIGHER EDUCATION
                                                 GUARANTY CORPORATION



                                                 By:    /s/ Richard H. Johnston
                                                    ----------------------------
                                                 Name: Richard H. Johnston
                                                 Title: Executive Vice President